Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Amendment No. 2 to File No. 811-09739 on Form N-1A of Master Large Cap Series Trust of reports dated December 14, 2001 on each of the Portfolios listed below, appearing in each respective Fund’s October 31, 2001 Annual Report.

Name

Master Large Cap Core Portfolio Merrill Lynch Large Cap Core Fund Mercury Large Cap Core Fund

Master Large Cap Growth Portfolio Merrill Lynch Large Cap Growth Fund Mercury Large Cap Growth Fund

Master Large Cap Value Portfolio Merrill Lynch Large Cap Value Fund Mercury Large Cap Value Fund

/s/ Deloitte & Touche LLP

New York, New York January 29, 2002